Capital Group Dividend Value ETF (CGDV)
Investment portfolio
August 31, 2026
unaudited

Common stocks 99.20% Information technology 35.50%	Shares	Value (000)
Microsoft Corp.	5,827,490	$2,956,227
NVIDIA Corp.	11,073,778	2,444,869
Broadcom, Inc.	4,880,344	1,807,387
Oracle Corp.	8,358,977	1,246,491
Cisco Systems, Inc.	9,110,166	1,006,582
Apple, Inc.	2,700,414	855,626
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,938,397	805,055
Applied Materials, Inc.	1,561,306	715,687
Salesforce, Inc.	1,814,718	467,362
Seagate Technology Holdings PLC	527,064	436,609
Intel Corp. (a)	4,815,640	431,048
Micron Technology, Inc.	324,678	311,279
Corning, Inc.	1,756,318	261,217
		13,745,439
Industrials 13.89%
RTX Corp.	5,895,973	1,224,770
General Electric Co.	3,521,893	1,182,335
Carrier Global Corp.	15,677,920	912,769
Union Pacific Corp.	3,030,666	911,230
Uber Technologies, Inc. (a)	5,790,084	438,020
General Dynamics Corp.	984,480	365,587
Illinois Tool Works, Inc.	1,240,937	341,717
		5,376,428
Communication services 10.44%
Meta Platforms, Inc., Class A	2,890,926	1,654,592
Alphabet, Inc., Class A	4,052,924	1,375,360
Comcast Corp., Class A	37,989,955	1,011,293
		4,041,245
Consumer discretionary 8.84%
Royal Caribbean Cruises, Ltd.	5,024,382	1,350,253
Starbucks Corp.	8,894,493	945,040
Amazon.com, Inc. (a)	2,981,635	774,539
McDonald’s Corp.	1,341,221	353,465
		3,423,297
Health care 8.11%
Eli Lilly and Co.	639,124	739,294
AbbVie, Inc.	2,331,005	597,716
Medtronic PLC	5,375,112	487,254
Amgen, Inc.	882,410	379,331
Abbott Laboratories	3,312,606	365,579
Capital Group Dividend Value ETF — Page 1 of 4

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Vertex Pharmaceuticals, Inc. (a)	559,728	$304,783
UnitedHealth Group, Inc.	676,922	263,600
		3,137,557
Materials 5.78%
Linde PLC	1,515,094	741,760
International Paper Co.	18,308,174	694,429
Smurfit Westrock PLC	10,486,146	491,800
Air Products and Chemicals, Inc.	1,000,870	309,729
		2,237,718
Financials 5.45%
JPMorgan Chase & Co.	2,379,640	847,199
Mastercard, Inc., Class A	993,840	585,680
Wells Fargo & Co.	4,166,730	359,964
Apollo Asset Management, Inc.	2,326,636	317,772
		2,110,615
Consumer staples 5.41%
British American Tobacco PLC	15,651,443	875,667
Philip Morris International, Inc.	2,974,405	557,106
Mondelez International, Inc., Class A	5,511,052	342,071
Altria Group, Inc.	4,668,639	319,708
		2,094,552
Energy 3.87%
ExxonMobil Holdings Corp.	3,149,470	506,907
TC Energy Corp. (CAD denominated)	6,269,288	392,546
Canadian Natural Resources, Ltd.	6,566,894	328,804
Diamondback Energy, Inc.	1,353,317	271,313
		1,499,570
Real estate 0.98%
Prologis, Inc. REIT	2,708,911	379,031
Utilities 0.93%
NextEra Energy, Inc.	4,391,197	361,571
Total common stocks (cost: $32,885,709,000)		38,407,023
Short-term securities 0.72% Money market investments 0.72%
Capital Group Central Cash Fund 3.78% (b)(c)	2,799,013	279,873
Total short-term securities (cost: $279,855,000)		279,873
Total investment securities 99.92% (cost: $33,165,564,000)		38,686,896
Other assets less liabilities 0.08%		29,413
Net assets 100.00%		$38,716,309
Capital Group Dividend Value ETF — Page 2 of 4

unaudited
Investments in affiliates (c)

	Value at 6/1/2026 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2026 (000)	Dividend or interest income (000)
Short-term securities 0.72%
Money market investments 0.72%
Capital Group Central Cash Fund 3.78% (b)	$695,544	$2,830,906	$3,246,494	$(101)	$18	$279,873	$4,859

(a)	Non-income producing.
(b)	Rate represents the seven-day yield at 8/31/2026.
(c)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Dividend Value ETF — Page 3 of 4

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP1-304-1026
Capital Group Dividend Value ETF — Page 4 of 4